                                                                                                EXHIBIT 99.1

                                          UNITED STATES BANKRUPTCY COURT
                                            MIDDLE DISTRICT OF FLORIDA
                                                 (TAMPA DIVISION)

In re                                                     )
                                                          )
TROPICAL SPORTSWEAR                                       )   Case No.:  8:04-bk-24134
INT'L CORPORATION, et al.,                                )   Chapter 11
                                                          )   Jointly Administered
         Debtors.                                         )
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  ORDER GRANTING MOTION OF THE DEBTORS FOR AN ORDER (1) AUTHORIZING THE DEBTORS TO PROCEED WITH SALE PROCEDURES PROVIDED
        IN ASSET PURCHASE AGREEMENT; (2) FIXING THE DATE, TIME, AND PLACE FOR THE FINAL HEARINGS ON MOTION TO SELL
  SUBSTANTIALLY ALL OF THE DEBTORS' ASSETS AND TO ASSUME AND ASSIGN CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES AND
         FOR OBJECTIONS THERETO; (3) APPROVING THE FORM AND MANNER OF NOTICE; (4) APPROVING BREAK-UP FEE, EXPENSE
                                    REIMBURSEMENT, AND COMPETITIVE BIDDING PROCEDURES;
                                              AND (5) GRANTING OTHER RELIEF
                                              -----------------------------

         THIS  CAUSE came  before the Court for a hearing in Tampa,  Florida,  on January  12,  2005 (the "Bid  Procedures
Hearing")  upon the Corrected  Motion of Debtors to:  (A) Sell  Substantially  All of Their Assets;  (B) Assume and Assign
Executory  Contracts  and  Leases;  (C) Establish  Bidding  and Sales  Procedures;  (D) Approve  Break-Up  Fee and Expense
Reimbursement  and  (E) Schedule a Final Sale Hearing (the "Sale Motion") (Dkt.  # 47) filed by Tropical  Sportswear Int'l
Corporation and affiliated  debtors (the "Debtors").  The Court,  having  considered the Sale Motion,  objections  thereto and considered the arguments and proffers of evidence  presented,  including the representations and agreements of counsel
for the Debtors, the Lenders, the Committee, and Perry Ellis International, Inc. (the "Purchaser")1,  finds   that   cause
exists to grant the relief requested, and further

         FINDS and CONCLUDES as follows:

A.       The Debtors and the Purchaser have  negotiated and executed a definitive  Asset  Purchase  Agreement  dated as of
December 16,  2004 (the "Asset Purchase Agreement"),  wherein the Debtors agreed to sell substantially all of their assets to the Purchaser for the Purchase Price2 which  shall be an  amount  in cash  equal to  $88,500,000,  as  modified  on the record at the Bid Procedures Hearing, plus the Assumed Liabilities,  less certain Non-Assumed  Liabilities  Payments,  and subject to certain Post-Closing Adjustments.

B.       The  Purchaser is prepared to purchase the Assets  pursuant to the Asset  Purchase  Agreement  and has  committed substantial time, expense and other resources to the transaction contemplated in the Asset Purchase Agreement.

C.       The Asset Purchase  Agreement and Sale Motion, as modified on the record at the Bid Procedures  Hearing,  contain conditional  requirements  to pay the  Purchaser  a  $2,700,000  combined  break-up  fee and  expense  reimbursement  (the
"Break-Up  Fee"). The Sale Motion also  contemplates  the possibility  that Competing Bids will be accepted.  The Break-Up
Fee is the product of extensive,  arm's length negotiations between the Purchaser,  the Debtors and the Committee.  In the
absence of the Break-Up Fee, the  Purchaser,  as the initial  offeror,  would not have made the offer due to the fear that its initial  offer would be "shopped  around" and outbid by an entity that would rely upon the due  diligence,  time,  and effort  expended by the  Purchaser  throughout  the sale  process.  The payment of any such Break-Up Fee, if payable under the terms of the Asset  Purchase  Agreement  or Sale  Motion  will not have an  adverse  impact  upon the  Debtors,  their estates,  or their creditors.  Providing the Purchaser with the protections  afforded by the Break-Up Fee was necessary to convince  the  Purchaser  to  proceed  with the  transaction  contemplated  by the  Asset  Purchase  Agreement.  Under the circumstances presented in these cases, the Break-Up Fee will enhance the bidding process.

D.       This Court  finds that due and  appropriate  notice of the Sale Motion and the  proposed  relief to be granted by this Order (the  "Bidding  Procedures  Order") have been  provided to all  creditors  and parties in  interest,  including counsel to the  Lenders,  the Office of the United  States  Trustee,  the 20 largest  unsecured  creditors  of each of the
Debtors, all parties to the Designated  Contracts,  all entities known by the Debtors to assert liens against or interests in any of the  Assets,  all  entities  known by the  Debtors  to assert  other  claims  against  any of the  Debtors,  all applicable federal,  state, and local tax and environmental  authorities,  and all entities which have requested notice in the Debtors' chapter 11 cases.

E.       This Court has  jurisdiction  over this matter pursuant to 28 U.S.C.ss.ss.157 and 1334 to grant the relief sought herein  pursuant toss.ss.102(1),  105(a),  and 363 and 365 of the  Bankruptcy Code, and  Bankruptcy  Rules 2002, 6004, and
9006.  Accordingly, it is

         ORDERED and ADJUDGED as follows:

1.       The Sale Motion,  as modified on the record at the Bid  Procedures  Hearing,  is GRANTED in the manner and to the extent as provided below.  Unless otherwise  addressed herein,  all objections to the "Bidding  Procedures"  considered at the Bid Procedures Hearing not withdrawn or agreed upon are OVERRULED.

2.       The Debtors are  authorized  and directed to proceed with Bidding  Procedures  and Sale  approval  process as set forth in the Asset Purchase Agreement and modified herein.

3.       The final  hearing to conduct the  Auction and  authorize  the Debtors to sell the Assets to the  Purchaser  (the
"Final Sale  Hearing"),  pursuant to the Asset  Purchase  Agreement  (as  defined in the Sale  Motion) or to consider  any properly submitted objections or Qualifying  Overbid(s),  shall be held before this Court on Thursday,  February 10,  2005 beginning  at  3:00 p.m.  (or as soon  thereafter  as the matter  can be heard) at the Sam M.  Gibbons  Federal  Building,
Courtroom 10B,  801 North  Florida  Avenue,  Tampa,  Florida  33602,  with any  remaining  objections  to  assumption  and assignment  of the  Designated  Contracts  and the Cure Costs to be heard at the  Assumption  and  Assignment  Hearing (as defined  below).  Any  objections to the remaining  relief  requested in the Sale Motion shall be filed with the Court and served  in  accordance  with  the  notice  requirements  contained  in  Paragraph  6 of this  Order  so as to be  received electronically no later than 12:00 p.m.  on Wednesday,  February 9,  2005. Any objection to the sale or the Asset Purchase
Agreement presented at or before the Bid Procedures Hearing other than as to the "Bidding  Procedures"  authorized by this
Order shall be preserved and considered at the Final Sale Hearing.

4.       If necessary,  the hearing to authorize the Debtors to assume and assign to Purchaser  the  Designated  Contracts
(the  "Assumption  and  Assignment  Hearing")  shall be held following the Final Sale Hearing before this Court on Friday,
February 11,  2005 at a time to be announced at the conclusion of the Auction on February 10,  2005 (or as soon thereafter as the matter can be heard) at the Sam M. Gibbons  Federal  Building,  Courtroom 10B,  801 North  Florida  Avenue,  Tampa,
Florida 33602.  Any  objections to the  assumption  and  assignment of the Designated  Contracts or as to Cure Costs shall be filed with the Court and served in accordance  with the notice  requirements  contained in Paragraph 6 and by any other order of the Court so as to be received no later than  4:00 p.m.  on Friday,  February 4,  2005.  Failure to object to the assumption and  assignment of the  Designated  Contracts or as to an asserted Cure Costs shall result in the waiver of any such  objection  and shall  forever bar further  dispute over any Cure Costs to be paid at Closing.  Any  objection to the assumption  and  assignment  of a Designated  Contract or as to an asserted  Cure Costs  presented  at the Bid  Procedures
Hearing  shall be  preserved  and  heard at the  Assumption  and  Assignment  Hearing.  Evidence  of the  Purchaser's  (or
subsequent  Competing  Bidder's)  ability to provide  adequate  assurance of future  performance  of  obligations  under a
Designated Contract shall be made available to counsel for the non-debtor party upon request.

5.       Copies of the Sale Motion,  this Bidding  Procedures Order, and the Asset Purchase  Agreement and other pertinent pleadings and documents may be obtained from the Clerk's office or through  Debtors'  counsel upon request.  Further,  the
Debtors shall provide notice by  publication  of the Final Sale Hearing and the  Assumption  and  Assignment  Hearing date established  by this Bidding  Procedures  Order in the form of notice as annexed  hereto as  Exhibit "A"  (the  "Notice"), which  Notice is hereby  APPROVED.  The  Debtors  shall  place the  Notice (i) in a  national  edition of The Wall  Street
Journal,  at least once a week for two consecutive weeks following the date of this Bidding  Procedures Order, and (ii) at least once in a trade or industry publication acceptable to the Debtors, the Committee and the Lenders.

6.       This Bidding  Procedures  Order,  the Notice and any  objections  to the remaining  relief  requested in the Sale
Motion shall also be served by mail,  facsimile and/or  electronic mail to all parties on the Service List, the Purchaser, all  record  owners of shares of common  stock of  Tropical  Sportswear  Int'l  Corporation  identified  by the  company's transfer  agent as of a date  reasonably  contemporaneous  with the entry of this Order,  all  creditors,  all  non-debtor parties to the  Designated  Contracts to be assigned to the  Purchaser,  all entities known by the Debtors to assert liens against or interests in any of the Assets,  all  entities  known by the Debtors to assert other claims  against any of the
Debtors, all applicable federal,  state, and local tax, regulatory and environmental  authorities,  and all entities which have  expressed a bona fide  interest in writing to the Debtors  regarding  any  purchase of the Assets or the Business of the Debtors' in the last two years.  The Notice shall also be provided to any prospective Competing Bidder identified.

7.       In the event  that the  Purchaser  elects to add a  Designated  Contract  to  Sections 2.04  and  5.15(a)  of the
Disclosure  Schedules to the Asset  Purchase  Agreement  pursuant to  Section 2.04  of the Asset  Purchase  Agreement,  as
modified  hereby,  the  Debtors  shall  provide  at least five (5)  Business  Days'  notice  prior to the  Assumption  and
Assignment  Hearing to the non-debtor  parties  affected by such  election(s)  and such notice shall be adequate under the circumstances.  Any  objections  to the  assumption  and  assignment  to the  Purchaser  of the  Designated  Contracts  by
non-debtor  parties to such added  Designated  Contracts  shall be filed with the Court and served in accordance  with the notice  requirements  contained in  Paragraph 6  of this Order so as to be received  electronically  no later than one (1)
business day prior to the Assumption and Assignment Hearing.

8.       In the event that the  Purchaser  elects to delete a Designated  Contract  from  Sections 2.04 and 5.15(a) of the
Disclosure  Schedules to the Asset Purchase  Agreement  pursuant to  Section 2.04  of the Asset Purchase  Agreement,  with respect to the  non-debtor  parties  affected  by such  election(s),  the notice of the Sale Motion as  described  in such
Motion shall be adequate under the circumstances and no further notice shall be required.

9.       Bidding  Procedure.  Unless  otherwise  agreed to by the  Purchaser,  the  Debtors  shall  obtain,  no later than
         ------------------
Sunday,  February 13, 2005,  issuance of the Sale  Approval  Order  authorizing  and  approving  the sale of the Purchased
Assets to the  Purchaser  or a Qualified  Overbidder  which the Debtors  determine to have made the highest and best offer for the  Purchased  Assets  and the  Assumed  Liabilities  in  accordance  with the  procedures  set  forth in this  Order
(collectively,  the  "Bidding  Procedures").  Subject to  Paragraph  13 of this Order,  the Bidding  Procedures  set forth herein are hereby  approved.  At the Final Sale  Hearing,  the Court will  consider  the Sale Motion to sell the Assets to the Purchaser  pursuant to the Asset Purchase  Agreement (and any objections  properly  submitted  thereto) and conduct an auction (the  "Auction")  only if higher and better offers in the form of Qualifying  Overbids are submitted  prior to the
Final Sale  Hearing in  accordance  with the  procedures  approved  below,  provided  that no  Qualifying  Overbid will be considered for approval unless it satisfies at a minimum each of the following conditions:

(a)      The Debtors  will (i) in  consultation  with  Alvarez & Marsal,  LLC,  ("A&M") and the agent for the Lenders (the
"Agent"), and with the consent of the Committee,  determine whether any Person is a Qualified Overbidder,  (ii) coordinate the efforts of Qualified Overbidders in conducting their respective due diligence  investigations  regarding the Business, the Purchased Assets and the Assumed Liabilities  generally,  (iii) receive  offers from Qualified  Overbidders,  and (iv)
with the consent of the Committee,  and in  consultation  with A&M and the Agent  negotiate any offer made to purchase the
Purchased  Assets  and  the  Assumed  Liabilities  (collectively,  the  "Bidding  Process").  Any  Person  who  elects  to participate in the Bidding Process must be a Qualified Overbidder.

(b)      To  participate  in the Bidding  Process,  each Person (a "Potential  Bidder"),  other than the  Purchaser,  must deliver  (unless  previously  delivered)  to the  Debtors an  executed  confidentiality  agreement  in form and  substance satisfactory to the Debtors and containing  terms no less  restrictive to the Debtors than the  Confidentiality  Agreement with the Purchaser.

(c)      A  "Qualified  Overbidder"  is a  Potential  Bidder  that the Debtors in their  reasonable,  good faith  business judgment,  with the consent of the Committee,  determine is  financially  able to consummate the purchase of the Purchased
Assets and the  assumption  of the  Assumed  Liabilities;  it being  hereby  acknowledged  and agreed  that the  Purchaser qualifies  as a  Qualified  Overbidder.  A&M and the  Committee's  financial  advisors  shall be  entitled  to perform due diligence on each Qualified  Overbidder,  upon execution of a confidentiality  agreement in form and substance  reasonably satisfactory to the Debtors and containing  terms no less  restrictive to the Debtors than the  Confidentiality  Agreement with the Purchaser.  The Qualified  Overbidder  shall comply with all reasonable  requests for additional  information and due diligence access by A&M and the Committee's  financial advisors.  Failure by the Qualified  Overbidder to fully comply with requests for  additional  information  and due  diligence  access will be a basis for the Debtors with the consent of the Committee to irrevocably determine that any bid made by the Qualified Overbidder is not a Qualified Overbid.

(d)      A Qualified  Overbidder  who desires to make a bid must deliver a good faith  deposit via wire transfer (or other form acceptable to the Debtors in their sole discretion) to Account  No. 040-110-148-00083104  at Bank ABA No. 0620-0131-9
in an amount not less than  $3,000,000  (the "Good Faith  Deposit")  and must deliver a copy of its Required Bid Documents to the Debtors and their counsel and Committee  counsel so as to be received not later than  Wednesday,  February 9,  2005 at Noon  (prevailing  Eastern time) [1 day prior to the Auction Date] (the "Bid  Deadline").  Upon receipt of any required
Bid Documents,  Counsel for the Debtors shall promptly serve A&M, the Purchaser and its counsel,  at the notice  addresses specified  in Section  12.02 of the Asset  Purchase  Agreement,  counsel for the  Committee,  financial  advisors  for the
Committee,  all other  Qualified  Bidders  and their  respective  counsel,  and  counsel for the Agent with copies of such
Required Bid Documents.

(e)      Any  expressions  of  interest,  information  or other  documents  (written or oral) to be provided to  Purchaser pursuant to Section  5.17 of the Asset  Purchase  Agreement  shall be provided to all  Potential  Bidders,  including  the
Purchaser.

10.      Determination  of  Qualified  Overbid  Status.  A bid  received  from a Qualified  Overbidder  will  constitute a
"Qualified  Overbid" if it includes all of the Required Bid Documents listed below,  meets all of the Bid Requirements set forth below and is  determined  to be a Qualified  Overbid by the Debtors and the  Committee.  The  transaction  terms and conditions set forth in the Asset Purchase  Agreement,  as modified  herein,  shall be deemed a Qualified  Overbid for all purposes in connection with the Bidding Process, the Auction and the Sale.

(a)      Required Bid  Documents.  Except as expressly  provided to the contrary by herein,  to participate in the Bidding
Process,  each Potential Bidder, other than the Purchaser,  must deliver (unless previously  delivered) to the Debtors and the Committee, the following documents (collectively, the "Required Bid Documents") by the Bid Deadline:

(i)      a bona fide written offer stating that:  (A) the  Qualified  Overbidder  offers to purchase all or  substantially all of the  Purchased  Assets  and to assume  all or  substantially  all of the  Assumed  Liabilities,  (B) the  Qualified
Overbidder  is  prepared  and  intends  promptly  to enter into a legally  binding  purchase  and sale  agreement  for the acquisition  of the Business and the Purchased  Stock on terms and  conditions no less favorable to the Debtors than those contained in the Asset  Purchase  Agreement  immediately  following the conclusion of the Auction (as defined in Paragraph
17(a) below), and (C) the Qualified Overbidder's offer is irrevocable until the consummation of a Sale;

(ii)     a copy of such purchase and sale agreement  described above marked to show proposed  amendments and modifications to the Asset Purchase Agreement and executed by the Qualified Overbidder; and

(iii)    current  audited  financial  statements of the Potential  Bidder or, if the Potential  Bidder is an entity formed for the purpose of acquiring the Purchased Assets and the Assumed  Liabilities,  current audited  financial  statements of the owner(s) of all of the outstanding  securities  having voting power with respect to the Potential Bidder or such other form of financial  disclosure  acceptable to the Debtors and A&M, with the consent of the Committee and after consultation with  the  Agent,  demonstrating  such  Potential  Bidder's  ability  to  close  the  proposed  transaction  expeditiously
(including, the Potential Bidder's ability to finance a Sale without any material conditions or delay).

(b)      Bid Requirements.  Except as expressly  provided to the contrary by the Asset Purchase  Agreement,  all bids must satisfy the following requirements (collectively, the "Bid Requirements"):

(i)      the Debtors must determine,  with the consent of the Committee,  and, after  consultation  with A&M and the Agent that the bid (A) is not materially  more burdensome or conditional  than the  transaction  described in the Asset Purchase
Agreement  (including,  for this purpose,  a  determination  that there is a high  certainty of timely  consummation)  and

(B) has a value not less than the sum of (x)  $91,500,000  (which  amount  represents  the sum of (i) the  Purchase  Price payable by the Purchaser under the Asset Purchase  Agreement,  including the Purchaser's  Deposit,  (ii)  $2,700,000,  the amount of the Break-up Fee, and (iii)  $300,000,  the amount of the Initial Overbid  Increment,  as modified on the record at the Bid  Procedures  Hearing,  plus (y) the  consideration  to the Debtors  arising from the  assumption of the Assumed
Liabilities under the Asset Purchase  Agreement,  plus (z) all other consideration to the Debtors under the Asset Purchase
Agreement;

(ii)     the Debtors must determin,  with the consent of the  Committee,  and after  consultation  with A&M and the Agent, that the bid is on  substantially  the same or better  terms and  conditions  than  those set forth in the Asset  Purchase
Agreement;

(iii)    the  bid is not  conditioned  upon  this  Court's  approval  of any bid  protections,  such  as a  break-up  fee, termination fee, expense reimbursement or similar type of payment;

(iv)     the bid is not conditioned upon the Potential  Bidder's  financing  requirements and is accompanied by reasonable evidence (in the form of current bank statements,  funds availability  letters from an acceptable  financial  institution, or other evidence of available funding) of the Potential  Bidder's financial ability to promptly  consummate its Qualified
Overbid;

(v)      the bid  acknowledges  and  represents  that the  bidder:  (A) has  had a full  opportunity  to  conduct  all due diligence  regarding  the  Purchased  Assets and the Assumed  Liabilities  prior to making its bona fide,  written  offer;
(B) has  relied solely upon its own  independent  review,  investigation  and/or  inspection  of any documents  and/or the
Purchased  Assets in making its bid;  (C) did not rely upon any  written or oral  statements,  representations,  promises, warranties or guaranties whatsoever,  whether express, implied, by operation of law or otherwise,  regarding the Purchased
Assets,  or the  completeness  of any  information  provided in connection  therewith or the Auction,  except as expressly stated in these Bidding Procedures and the Debtors'  representations and warranties in the Asset Purchase  Agreement;  and
(D) is not contingent  upon (a) any additional due diligence,  or (b) approvals of any additional  Governmental  Authority not contemplated by the Asset Purchase Agreement; and

(vi)     the initial bid is received by the Bid Deadline as defined Paragraph 9(d).

11.      Return of Purchaser's  Deposit and Good Faith Deposit.  The Good Faith Deposits of all Qualified  Overbidders and
the  Purchaser's  Deposit  will be  retained  by the Debtors or the Escrow  Agent,  as the case may be, and all  Qualified
Overbids  will  remain  open until the  Closing of a Sale;  provided,  however,  that if no Closing of a Sale occurs on or before 30 days after the Final Sale Hearing,  the Debtors shall,  except as provided in this Paragraph 11, within five (5)
Business  Days,  return or cause to be returned each of the Good Faith  Deposits to the  respective  Overbidder  that made such Good Faith Deposit  (including any earnings thereon),  and return or cause to be returned the Purchaser's  Deposit to the Purchaser.

(a)      If a Successful  Bidder  fails to  consummate  an approved  Sale because of a breach or failure to perform on the part of such  Successful  Bidder and the Debtors are not then in material breach of the Asset Purchase  Agreement,  or the
Purchaser  otherwise is in material breach or material  default under the Asset Purchase  Agreement,  the Debtors will not have any obligation to return the Good Faith Deposit or the Purchaser's  Deposit (including any earnings thereon),  as the case may be, deposited by such Successful  Bidder,  and such Good Faith Deposit or the Purchaser's  Deposit (including any earnings  thereon),  as the case may be,  irrevocably  will  become the  property of the Debtors and shall not be credited against the purchase  price of the subsequent  buyer and the Purchaser  shall cause the Escrow Agent to pay to the Debtors the Purchaser's  Deposit or the Good Faith Deposit,  as the case may be (including any earnings thereon).  In the event of a  material  breach of the Asset  Purchase  Agreement  by the  Purchaser,  as a result of which  the  Debtors  retain  the
Purchaser's  Deposit  (including any earnings  thereon) in accordance with this Paragraph 11, the Debtors' receipt of such funds shall  constitute  the Debtors'  sole and  exclusive  remedy for any breach of the Asset  Purchase  Agreement by the
Purchaser.

12.      Court-Imposed  Qualified  Overbid.  For the Debtors to accept any alternative  offer, such alternative offer must be a Qualified  Overbid or a Court-Imposed  Qualified  Overbid.  "Court-Imposed  Qualified  Overbid" means any alternative offer that the Debtors are required to accept by the Bankruptcy Court.

13.      Modifications  of Bidding  Procedures and Additional  Conditions.  There shall be no modifications of the Bidding
Procedures  without further order of this Court. The Debtors,  with the consent of the Committee,  and after  consultation with the Agent, may  (a) determine in their good faith business judgment which Qualified  Overbid,  if any, is the highest and best  offer,  and  (b) reject  at any time  before  entry of an order of the  Bankruptcy  Court  approving a Qualified
Overbid,  any bid (other  than that of the  Purchaser)  that the  Debtors,  with the consent of the  Committee,  and after consultation  with  the  Agent,  determine  to be (i)  inadequate  or  insufficient,  (ii)  not  in  conformity  with  the requirements of the Bankruptcy Code, the Bidding  Procedures or the terms and conditions of the Asset Purchase  Agreement, or (iii) contrary to the best  interests of the Debtors,  their estates and their  creditors.  At or before the Final Sale
Hearing,  the Debtors may impose such other terms and conditions upon Qualified  Overbidders (other than the Purchaser) as they determine,  with the consent of the Committee,  and after consultation with the Agent, to be in the best interests of the Debtors' estates, their creditors and other parties in interest in the Chapter 11 Cases.

14.      Break-up  Fee.  The  Purchaser  shall be entitled to immediate  payment of a  compensatory  termination  fee (the
"Break-up  Fee") in cash in an  amount  equal to  $2,700,000:  if  (a) (i) the  Bankruptcy  Court  does not issue the Sale
Approval  Order by Sunday,  February 13, 2005 or approves a higher and better bid than that  submitted  by the  Purchaser,
(ii) the Closing of a Sale to the  Successful  Bidder (but not the  Purchaser) has occurred and (iii) the Purchaser is not then in material breach of the Asset Purchase  Agreement;  (b) the Bankruptcy Court confirms a plan of reorganization  for the Debtors,  which plan  transfers  any of the  Purchased  Assets to a person other than the  Purchaser  and such plan of reorganization  is consummated and the Purchaser is not then in material breach of the Asset Purchase  Agreement;  (c) the
Purchaser  is not in  material  breach of the Asset  Purchase  Agreement  and the  Debtors  (i)  withdraw  the  motion for
Bankruptcy Court approval of the Sale and (ii)  subsequently  liquidate or otherwise  dispose of the Purchased  Assets, in one or a series  of  transactions;  (d) the  Debtors  withdraw  the  motion  for  Bankruptcy  Approval  of the Sale and an
Alternative  Transaction  is pursued;  or (e) for any of the reasons or upon the basis set forth  requiring the payment of the "Expense  Reimbursement"  defined in Section 6.04 of the Asset Purchase Agreement,  provided,  however,  the Purchaser shall no longer have any claim for  payment of the  separate  "Expense  Reimbursement"  as provided in the Asset  Purchase
Agreement.  The  Purchaser  shall  have no  obligation  to provide  evidence  of any of its  direct or  indirect  expenses incurred in connection with the  transactions  contemplated  by the Asset Purchase  Agreement to be entitled to payment of the Break-Up Fee as required by this Order.  Until paid,  except as provided in this sentence,  the Break-up Fee is hereby allowed as an administrative  claim pursuant to section  503(b)(1)(A) of the Bankruptcy Code with priority over any or all other  administrative  expenses  in the  Chapter 11  Cases of the kind  specified  in  sections  503(b)  or  507(b) of the
Bankruptcy Code, or if the Chapter 11  Cases are converted to Chapter 7 cases,  provided,  however,  that the Break-up Fee shall be junior and subordinate to any and all claims of the Lenders and the Agent under the DIP Financing Agreement.

15.      Payment of the  Break-Up  Fee, as  described  in the Asset  Purchase  Agreement  is  approved,  and to the extent applicable,  shall be paid in cash at  Closing  from the  proceeds  of the sale of the  Assets as a  pre-condition  to the closing of the sale to any such  Qualified  Overbidder,  other than the Purchaser and before any other  application of the remaining sales proceeds.

16.      Auction.  The Auction  Procedures as set forth below, in the Asset Purchase  Agreement and in the Sale Motion are
approved and the Auction,  pursuant to the Auction  Procedures,  shall be conducted  prior to the Final Sale Hearing.  The
Auction Procedures are as follows:

(a)      If one or more Qualified  Overbids is received,  the Debtors will conduct an auction (the "Auction") with respect to the  Purchased  Assets and the Assumed  Liabilities.  If no Qualified  Overbid  (other than that of the  Purchaser)  is received by the Bid Deadline,  the Debtors shall report the same to the Bankruptcy  Court, and subject to the entry of the
Sale Approval Order,  the  transactions  contemplated  by the Asset Purchase  Agreement shall be deemed the Successful Bid and the Debtors shall proceed  immediately  to  consummate  all of the  transactions  contemplated  by the Asset  Purchase
Agreement.

(b)      The Auction,  if required,  will commence  immediately  prior to the Final Sale Hearing at 3:00 p.m.  (prevailing
Eastern time) on Thursday,  February 10, 2005, before the Honorable Michael G.  Williamson, United States Bankruptcy Judge
for the Middle District of Florida,  United States Bankruptcy Court, Sam M. Gibbons Federal Building,  Courtroom 10B,  801
North Florida Avenue, Tampa, Florida  33602, or at such other time or place determined by the Bankruptcy Court.

(c)      Only the  Purchaser,  the  Debtors  and  their  advisors,  Qualified  Overbidders  who have  submitted  Qualified
Overbids,  the United States trustee, the Committee and their advisors,  and representatives of the Agent will be entitled to attend,  participate and be heard at the Auction, and only the Purchaser and Qualified  Overbidders will be entitled to make any subsequent Qualified Overbids at the Auction.

(d)      During the Auction,  bidding will begin at the purchase  price stated in the highest and best  Qualified  Overbid
(taking into account the Break-up  Fee, and will  subsequently  continue in minimum  increments  of not less than $200,000 higher than the previous  Qualified  Overbid (the "Overbid  Increment").  Subsequent  overbids,  if any,  submitted by the
Purchaser will be deemed to include a dollar-for-dollar credit equal to the sum of the Break-up Fee.

(e)      Bidding at the Auction will continue  until such time as the highest and best  Qualified  Overbid is  determined.
Upon  conclusion  of the Auction,  the  Debtors,  with the consent of the  Committee,  and in  consultation  with A&M, the advisors  for the  Committee  and the  Agent,  will  (i) review  each  Qualified  Overbid  on the basis of  financial  and contractual  terms and other factors  relevant to the sale process,  including  those factors  affecting the certainty and timeliness  of  consummating  the Sale,  and (ii)  identify  the  highest  and best offer for the  Purchased  Assets  (the
"Successful  Bid") and the second highest and best offer for the purchase of the Purchased  Assets (the "Back-up Bid"). As contained in any Qualified  Overbid,  the proposed treatment of the Debtors' employees and the impact same may have on the
Debtors' Key Employee  Retention  Plan as approved by this Court shall be taken into account and evaluated for purposes of determining the highest and best offer.

17.      Acceptance of Qualified  Overbids.  At the Final Sale  Hearing,  the Debtors will seek entry of the Sale Approval
Order  authorizing and approving the Sale (i) if no Qualified  Overbid is received (other than that of the Purchaser),  to the Purchaser  pursuant to the terms and conditions set forth in the Asset Purchase  Agreement,  as modified on the record at the Bid Procedures  Hearing,  (ii) if one or more Qualified  Overbids are received by the Debtors,  to the Purchaser or such Qualified  Overbidder as the Debtors,  in the exercise of their reasonable,  good faith business  judgment,  with the consent of the  Committee  and after  consultation  with A&M,  and the Agent,  determine to have made the highest and best offer to purchase the Purchased Assets (the  "Successful  Bidder") or (iii) to the extent of any default by the Successful
Bidder, to the Qualified Overbidder who submitted the Back-up Bid (including, as applicable, the Purchaser).

(a)      The  Debtors'  presentation  to the  Bankruptcy  Court for approval of a  particular  Qualified  Overbid does not constitute the Debtors'  acceptance of the bid,  except with respect to the bid of the Purchaser as reflected in the Asset
Purchase  Agreement  (subject to higher and better  Qualified  Overbids and subject to  Bankruptcy  Court  approval).  The
Debtors will be deemed to have accepted any other bid only when the bid has been approved by the  Bankruptcy  Court at the
Final Sale  Hearing.  The  Debtors  shall not be deemed to have  rejected  any bid unless or until  either the sale of the
Purchased Assets closes and/or such bid is rejected in writing.

(b)      Following the Final Sale Hearing  approving the Sale to the  Successful  Bidder,  (i) if such  Successful  Bidder fails to  consummate  an approved  Sale because of a breach or failure to perform on the part of such  Successful  Bidder, the Back-up Bid, as disclosed at the Final Sale Hearing,  will be deemed to be the  Successful Bid and the Debtors will be authorized,  but not required,  to consummate the Sale with the Back-up Bidder  submitting  such bid without further order of the Bankruptcy  Court or, (ii) if a Qualified  Overbidder other than the Purchaser fails to consummate the Sale for any reason and the  Purchaser has made the Back-up Bid, then the  Purchaser  shall  purchase the Purchased  Assets on the same terms and conditions set forth in the Asset Purchase  Agreement,  as modified on the record at the Bid Procedures  Hearing
(except the Closing Date shall be extended for a reasonable  period of time,  not to exceed thirty (30) days, to allow the
Purchaser to complete  such  purchase)  and at the final  purchase  price bid by the  Purchaser  at the  Auction,  without requiring further Bankruptcy Court Approval.

(c)      At the Auction and Final Sale  Hearing,  the Purchaser  shall have  standing to contest any Qualified  Overbid or the Successful Bidder that may be considered or selected by the Debtors and the Committee.

18.      This Bidding  Procedures  Order shall be effective  immediately  upon entry pursuant to and no stay of execution, pursuant to  Rules 7062,  9014 or Rule 6004(g) of the Federal  Rules of Bankruptcy  Procedure  shall apply with respect to this Bidding Procedures Order.

19.      Unless  otherwise  defined herein,  all capitalized  terms used herein shall have the same meaning and definition assigned  to such  terms in the  Asset  Purchase  Agreement  and the Sale  Motion.  In the  event of  conflict,  except as otherwise provided herein, the definition assigned to such terms in the Asset Purchase Agreement shall control.

20.      This Court shall retain  jurisdiction  to  (i) interpret,  implement and enforce the terms and provisions of this
Order;  and (ii)  adjudicate  any and all issues  and/or  disputes  relating  to the  Bidding  Procedures,  the  Qualified
Overbidders, the Assets, and/or the Asset Purchase Agreement.
         DONE and ORDERED in Tampa, FL this ____ day of January, 2005.

                                                              /s/ Michael G. Williamson
                                                              Michael G. Williamson
                                                              United States Bankruptcy Judge

Copies furnished to:

Denise D. Dell-Powell, Esq.
Akerman Senterfitt
P.O. Box 231
Orlando, FL 32802

(Attorney  Dell-Powell  is directed to serve  conformed  copies of this Order upon all parties on the Master Service List, and all parties required by the Motion  immediately  upon receipt  thereof,  and to file a Certificate of Service with the
Court confirming such service.)

--------
1    As further  ordered herein,  capitalized  terms not otherwise  defined shall have the meanings  provided in the Asset
     Purchase Agreement and the Sale Motion.
2    Pursuant to  Section 2.03  of the Asset  Purchase  Agreement  the  "Purchase  Price" was defined as an amount in cash
     equal to $85,000,000,  minus the Non-Assumed  Liabilities Payments,  such amount was increased to $88,500,000,  minus                                                                                -----
     the  Non-Assumed  Liabilities  Payments.  Section  2.02 of the  Asset  Purchase  Agreement  sets  forth  the  Assumed
     Liabilities.